EXHIBIT 99.1
JOINT FILER INFORMATION
Other Reporting Person(s)
1. BECKER DRAPKIN PARTNERS (QP), L.P.

Item	Information
Name:	BECKER DRAPKIN PARTNERS (QP), L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring	August 27, 2010
Statement (Month/Day/Year):

Issuer Name and Ticker or	Glu Mobile, Inc. [GLUU]
Trading Symbol:

Relationship of Reporting	10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	Becker Drapkin Management, L.P.
	Its:	General Partner

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Steven R. Becker

	Name:	Steven R. Becker
	Title:	Co-Managing Member
	Date:	September 7, 2010
2. BECKER DRAPKIN PARTNERS, L.P.

Item	Information
Name:	BECKER DRAPKIN PARTNERS, L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring	August 27, 2010
Statement (Month/Day/Year):

Issuer Name and Ticker or	Glu Mobile, Inc. [GLUU]
Trading Symbol:

Relationship of Reporting	10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	Becker Drapkin Management, L.P.
	Its:	General Partner

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Steven R. Becker

	Name:	Steven R. Becker
	Title:	Co-Managing Member
	Date:	September 7, 2010
3. BC ADVISORS, LLC

Item	Information
Name:	BC ADVISORS, LLC

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring	August 27, 2010
Statement (Month/Day/Year):

Issuer Name and Ticker or	Glu Mobile, Inc. [GLUU]
Trading Symbol:

Relationship of Reporting	10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:
	By:	/s/ Steven R. Becker

	Name:	Steven R. Becker
	Title:	Co-Managing Member
	Date:	September 7, 2010
4. STEVEN R. BECKER

Item	Information
Name:	STEVEN R. BECKER

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring	August 27, 2010
Statement (Month/Day/Year):

Issuer Name and Ticker or	Glu Mobile, Inc. [GLUU]
Trading Symbol:

Relationship of Reporting	10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:
	By:	/s/ Steven R. Becker

	Date:	September 7, 2010